SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     March 16, 2004
                                                     ---------------



                            GREATER COMMUNITY BANCORP
             (Exact name of registrant as specified in its charter)





   NEW JERSEY                      01-14294                     22-2545165
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(State of other                  (Commission                 (IRS Employer
 jurisdiction of                  File No.)                  Identification No.)
 incorporation)



55 UNION BOULEVARD, TOTOWA, NJ                                           07512
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code: 973-942-1111
                                                   -------------




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          (Former name or former address, if changed since last report)









Item 4. Changes in Registrant's Certifying Accountant

On March 16, 2004, the Company dismissed Grant Thornton LLP ("GT") as its principal independent accountant to audit the Company's financial statements. On March 16, 2004, the Company also appointed McGladrey and Pullen, LLP ("McGladrey") as its new principal independent accountant to audit the Company's financial statements, subject to the completion of McGladrey's normal due diligence procedures. The decisions to dismiss GT and to retain McGladrey were approved by the Company's Audit Committee and the Board of Directors on March 16, 2004.

The reports of GT on the Company's financial statements for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2003 and 2002 and through March 16, 2004 there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to GT's satisfaction, would have caused GT to make reference to the subject matter of the disagreements in connection with its reports.

During the Company's two most recent fiscal years ended December 31, 2003 and 2002 and through March 16, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has provided GT with a copy of this Item 4 disclosures and has requested that GT review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this Current Report.

The Company has requested McGladrey to review the disclosure required by Item 304(a) of SEC Regulation S-K, and has provided McGladrey with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). McGladrey has advised the Company that it does not intend to furnish any such letter.

During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period up to March 16, 2004, the Company did not consult with McGladrey regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matters or reportable events set forth in Items 304(a)(1) (iv) and 304(a)(1)(v) of Regulation S-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  Exhibits:

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated March 22, 2004 regarding change in certifying accountant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                GREATER COMMUNITY BANCORP
                                                (Registrant)




Date: March 23, 2004                            /s/ Naqi A. Naqvi
      ----------------                          --------------------------------
                                                (Signature) NAQI
                                                A. NAQVI
                                                SENIOR VICE PRESIDENT, TREASURER
                                                AND CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX




Exhibit No.       Description of Exhibit
-----------       ----------------------

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated March 22, 2003 regarding change in certifying accountant.